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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2002


                               TENFOLD CORPORATION
               (Exact name of registrant as specified in charter)

            DELAWARE                   000-25661                 83-0302610
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


       180 WEST ELECTION ROAD, DRAPER, UTAH              84020
     ----------------------------------------          ----------
     (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (801) 495-1010


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. OTHER EVENTS.

Sale and Issuance of Shares of Common Stock

     On February 26, 2002, TenFold Corporation (the "Company") announced that it had entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Fusion Capital Fund II, LLC ("Fusion Capital"), in connection with a private equity line financing transaction pursuant to which the Company shall offer and sell to Fusion Capital up to $10,000,000 of the Company's common stock, $0.001 par value ("Common Stock"), over a period of up to 40 months (the "Financing"). As a condition to Fusion Capital's obligation to make purchases under the Purchase Agreement, the Common Stock to be offered and sold to Fusion Capital must be registered in an effective registration statement with the Securities and Exchange Commission.

     For additional information regarding the Financing, please refer to the exhibits included as part of this Current Report on Form 8-K.

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are hereby filed as part of this current report on Form 8-K:

     4.1 Common Stock Purchase Agreement between TenFold Corporation and Fusion Capital Fund II, LLC, dated as of February 15, 2002.

     99.1 Press release, dated February 26, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENFOLD CORPORATION


Date:  March 1, 2002                    By: /s/ Jonathan E. Johnson III
                                            ---------------------------
                                            Name:  Jonathan E. Johnson III
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibits are filed herewith:


     Exhibit
     -------
        4.1    Common Stock Purchase Agreement between TenFold Corporation and
               Fusion Capital Fund II, LLC, dated as of February 15, 2002.

       99.1    Press release, dated February 26, 2002.
